UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March  , 2006 (December 30, 2005)
Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

330 North Wabash, Suite 1400, Chicago, Illinois		60611

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (312) 977-3700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     On December 30, 2005, Brookdale Senior Living Inc. (the “Company”) filed a Current Report on Form 8-K in connection with a transaction that closed on December 30, 2005, wherein Brookdale Living Communities, Inc., a wholly-owned subsidiary of the Company purchased the outstanding stock of CMCP Properties, Inc. from Capstead Mortgage Corporation, pursuant to a Stock Purchase Agreement, at a total cost of $181 million (the “Chambrel Transaction”).
     The descriptions of the Chambrel Transaction, as set forth in the December 30, 2005 Current Report on Form 8-K, are incorporated herein by reference.
     Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial Statements and Pro Forma Financial Information relating to the Chambrel Transaction. Such information should be read in conjunction with the Company’s Current Report on Form 8-K, dated December 30, 2005.
(a) Financial Statements of Business Acquired.
     The consolidated financial statements of CMCP-Properties, Inc. for the year ended December 31, 2004 and the period from January 1, 2005 through December 30, 2005.
(b) Pro Forma Financial Information.
     The unaudited pro forma financial information as of September 30, 2005 and for the year ended December 31, 2004 and the three and nine months ended September 30, 2005 required by this item are attached hereto as exhibit 99.2.
(c) Exhibits
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of CMCP-Properties, Inc. for the year ended December 31, 2004 and the period January 1, 2005 through December 30, 2005.

99.2	Pro Forma Unaudited Condensed Consolidated Balance Sheet of Brookdale Senior Living Inc. and Unaudited Pro Forma Condensed Combined Statements of Operations of Brookdale Facility Group, Predecessor to Brookdale Senior Living Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brookdale Senior Living Inc. (Registrant)
/s/ R. Stanley Young
R. Stanley Young
Executive Vice President and Chief Financial Officer

Date: March 17, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of CMCP-Properties, Inc. for the year ended December 31, 2004 and the period January 1, 2005 through December 30, 2005.

99.2	Pro Forma Unaudited Condensed Consolidated Balance Sheet of Brookdale Senior Living Inc. and Unaudited Pro Forma Condensed Combined Statements of Operations of Brookdale Facility Group, Predecessor to Brookdale Senior Living Inc.